UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2023

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-35388	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices including zip code)

Registrant's telephone number, including area code: (281) 269-7199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	PB	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 18, 2023, Prosperity Bancshares, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). Holders of 82,469,814 shares of the Company’s outstanding common stock (“Common Stock”), representing 90.32% of the shares entitled to vote as of the record date for the Annual Meeting, participated in person or by proxy.

The matters voted on at the Annual Meeting were:

1.
Election of Directors.

Kevin Hanigan, William T. Luedke IV, Perry Mueller, Jr. and Harrison Stafford II were elected as Class I directors to serve on the Board of Directors of the Company (the “Board”) until the Company’s 2026 Annual Meeting of Shareholders, Dr. Laura Murillo was elected as a Class II director to serve on the Board of Directors until the Company's 2024 Annual Meeting of Shareholders, and Ileana Blanco was elected a Class III director to serve on the Board of Directors until the Company's 2025 Annual Meeting of Shareholders, and each until their successors are duly elected and qualified, or until their earlier resignation or removal. The table below contains a summary of the number of votes for, votes withheld and broker non-votes for each nominated director:

	Votes For	Votes Withheld	Broker Non-Votes

Kevin J. Hanigan (Class I)	66,974,705	10,410,764	5,084,344

William T. Luedke IV (Class I)	60,186,277	17,199,193	5,084,344

Perry Mueller, Jr. (Class I)	60,821,784	16,563,685	5,084,344

Harrison Stafford II (Class I)	67,098,377	10,287,032	5,084,344

Laura Murillo (Class II)	76,893,455	492,014	5,084,344

Ileana Blanco (Class III)	76,701,323	684,146	5,084,344

The following Class II and Class III directors continued in office after the Annual Meeting: James A. Bouligny, W.R. Collier, Robert Steelhammer, H.E. Timanus, Jr., Leah Henderson, Ned S. Holmes, Jack Lord and David Zalman.

2.
Proposal to Ratify Appointment of Independent Registered Public Accounting Firm.

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

81,236,159	1,197,737	35,917	0

3.
Advisory Vote on Executive Compensation.

The shareholders adopted, on a non-binding, advisory basis, a proposal approving the compensation of the Company’s named executive officers by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

73,746,926	3,260,079	378,464	5,084,344

4.
Advisory Vote on Frequency of Future Votes Regarding Executive Compensation.

The shareholders selected, on a non-binding, advisory basis, an annual frequency for the shareholder vote on the compensation of the Company’s named executive officers by the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes

74,029,289	468,333	2,147,200	738,951	5,084,344

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC. (Registrant)

Dated: April 19, 2023	By:	/s/ Charlotte M. Rasche
Charlotte M. Rasche
Executive Vice President and General Counsel